FEDERATED EQUITY FUNDS
Amendment No. 30
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

A.	Strike the first paragraph of
Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the
authority of the Trustees set forth
in Article XII, Section 8, inter alia,
to establish and
designate any additional Series or
Class or to modify the rights and
preferences of any
existing Series or Class, the Series
and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares


Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Technology Fund
Class A Shares
Class B Shares
Class C Shares


The undersigned hereby certify that
the above-stated Amendment is a true and correct
Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of August, 2007, effective as of September 17, 2007.

	WITNESS the due execution
hereof this 17th day of August, 2007.



/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden

/s/ Thomas G. Bigley
/s/ Charles F. Mansfield, Jr.
Thomas G. Bigley
Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.
/s/ John E. Murray, Jr.
John T. Conroy, Jr.
John E. Murray, Jr.

/s/ Nicholas P. Constantakis
/s/ Thomas M. O'Neill
Nicholas P. Constantakis
Thomas M. O'Neill

/s/ John F. Cunningham
/s/ Marjorie P. Smuts
John F. Cunningham
Marjorie P. Smuts

/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh

/s/ Lawrence D. Ellis, M.D.
/s/ James F. Will
Lawrence D. Ellis, M.D.
James. F. Will